UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 27, 2009

AVANTAIR, INC.
(Exact name of Registrant as Specified in its Charter)

Delaware	000-51115	20-1635240
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4311 General Howard Drive, Clearwater, Florida 33762
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code (727) 539-0071

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01.	REGULATION FD DISCLOSURE.

On May 27, 2009, Avantair, Inc. issued a press release announcing its upcoming presentation at the Fifth Annual Noble Financial Emerging Growth Equity Conference being held June 8 and 9, 2009 at the Seminole Hard Rock Hotel in Hollywood, Florida.  A copy of the release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.  Attached hereto as Exhibit 99.2, which is incorporated herein by reference, is a copy of updated slides to be used in the presentation to analysts, stockholders and potential investors at the conference, and that may be used in subsequent presentations to interested parties, including analysts, potential investors and stockholders.

The information furnished in this section of this Current Report on Form 8-K, Exhibit 99.1 and Exhibit 99.2 attached hereto shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	EXHIBITS.

99.1	Press Release, dated May 27, 2009.

99.2	Updated slides to be used in presentations.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AVANTAIR, INC.

Date: June 5, 2009	By:	/s/ Steven Santo
Steven Santo
Chief Executive Officer
(Authorized Officer and Principal Executive Officer)

EXHIBIT INDEX

EXHIBITS.

99.1	Press Release, dated May 27, 2009.

99.2	Updated slides to be used in presentations.